Exhibit 10.1

LA QUINTA CORPORATION

LA QUINTA PROPERTIES, INC.

FIRST AMENDMENT

TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 29, 2002 and entered into by and among La Quinta Corporation (formerly known as Meditrust Operating Company), a Delaware corporation ("La Quinta"), La Quinta Properties, Inc. (formerly known as Meditrust Corporation), a Delaware corporation ("La Quinta Properties," and together with La Quinta, the "Borrowers"), the financial institutions listed on the signature pages hereof ("Lenders"), CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for Lenders ("Administrative Agent"), and for purposes of Section 4 hereof, the Credit Support Parties (as defined in Section 4 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 6, 2001 (the "Credit Agreement"), by and among Borrowers, Lenders and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, Borrowers and Lenders desire to amend the Credit Agreement to (i) amend certain of the financial covenants set forth therein and certain related definitions; and (ii) make certain other amendments as set forth below;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.     AMENDMENTS TO THE CREDIT AGREEMENT

1.1 Amendments to Section 1: Provisions Relating to Defined Terms

A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting from the end of the definition of "Net Worth Adjustment Amount" the reference to ", for any four Fiscal Quarter period then ended on or prior to such date of determination".

B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the punctuation mark "." at the end of the definition of "Permitted Reinvestment Capital Expenditures" and substituting in lieu thereof "plus (iii) Capital Expenditures representing the reinvestment of net proceeds from the sale of Lodging Assets, the cumulative amount of which shall not exceed the lesser of (a) the cumulative amount of net sale proceeds from the sale of Lodging Assets actually received since the Closing Date or (b) $50,000,000 per Fiscal Year."

1.2 Amendments to Section 6. Borrowers' Affirmative Covenants

Subsection 6.4B of the Credit Agreement is hereby amended by (i) deleting from the end of the first sentence the reference to "which insurance shall in no event provide for materially less coverage than the insurance in effect on the Closing Date" and (ii) deleting from the end of clause (ii) of the second sentence the reference to "from that existing on the Closing Date".

1.3 Amendments to Section 7. Borrowers' Negative Covenants

  Financial Covenants.
    Subsection 7.6A of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

    "A. Maximum Total Leverage Ratio. Borrowers shall not permit the Total Leverage Ratio as of the last day of any Fiscal Quarter set forth below to exceed the correlative ratio indicated below:

Period	Maximum Total Leverage Ratio
1st Fiscal Quarter, Fiscal Year 2002	4.60:1.00
2nd Fiscal Quarter, Fiscal Year 2002	4.60:1.00
3rd Fiscal Quarter, Fiscal Year 2002	4.80:1.00
4th Fiscal Quarter, Fiscal Year 2002	4.60:1.00

1st Fiscal Quarter, Fiscal Year 2003	4.50:1.00
2nd Fiscal Quarter, Fiscal Year 2003	4.00:1.00
3rd Fiscal Quarter, Fiscal Year 2003	4.00:1.00
4th Fiscal Quarter, Fiscal Year 2003	4.00:1.00

1st Fiscal Quarter, Fiscal Year 2004	4.00:1.00
2nd Fiscal Quarter, Fiscal Year 2004 and each Fiscal Quarter thereafter"	3.75:1.00

    Subsection 7.6B of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

    "B. Minimum Lodging EBITDA. Borrowers shall not permit Lodging EBITDA for any four consecutive Fiscal Quarter period ending on the last day of any Fiscal Quarter set forth below to be less than the amount indicated which required amount shall be reduced by the amount of Lodging EBITDA generated by or attributable to Lodging Assets which were the subject of a disposition after the Closing Date:

Period	Minimum Lodging EBITDA
1st Fiscal Quarter, Fiscal Year 2002	$160,000,000
2nd Fiscal Quarter, Fiscal Year 2002	$160,000,000
3rd Fiscal Quarter, Fiscal Year 2002	$160,000,000
4th Fiscal Quarter, Fiscal Year 2002	$160,000,000
1st Fiscal Quarter, Fiscal Year 2003 and each Fiscal Quarter thereafter"	$180,000,000

    Subsection 7.6D of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

    "D. Minimum Fixed Charge Coverage Ratio. Borrowers shall not permit the ratio of (i) Consolidated EBITDA minus the Capital Expenditure Reserve to (ii)  Fixed Charges for any four consecutive Fiscal Quarter period ending on the last day of any Fiscal Quarter set forth below to be less than the correlative ratio indicated:

Period	Minimum Fixed Charge Coverage Ratio
1st Fiscal Quarter, Fiscal Year 2002	1.55:1.00
2nd Fiscal Quarter, Fiscal Year 2002	1.55:1.00
3rd Fiscal Quarter, Fiscal Year 2002	1.50:1.00
4th Fiscal Quarter, Fiscal Year 2002	1.55:1.00

1st Fiscal Quarter, Fiscal Year 2003	1.55:1.00
2nd Fiscal Quarter, Fiscal Year 2003	1.60:1.00
3rd Fiscal Quarter, Fiscal Year 2003	1.60:1.00
4th Fiscal Quarter, Fiscal Year 2003	1.60:1.00

1st Fiscal Quarter, Fiscal Year 2004 and each Fiscal Quarter thereafter"	1.70:1.00

Section 2.     CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

     On or before the First Amendment Effective Date, Borrowers shall deliver to Lenders (or to Administrative Agent for Lenders) the following, each, unless otherwise noted, dated the First Amendment Effective Date:
        Signature and incumbency certificates of each Loan Parties' officers executing this Amendment; and
        Copies of this Amendment executed by Borrowers and the Credit Support Parties.
     Requisite Lenders shall have executed this Amendment.
     The Borrowers shall have paid to each Lender that executes and returns this Amendment to the Administrative Agent prior to noon Los Angeles time on March 29, 2002, a fee equal to 12.5 basis points of the sum of such Lender's Term Loan Exposure plus such Lender's Revolving Loan Exposure as in effect as of the date hereof.
     On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

Section 3.     BORROWERS' REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

    Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").
    Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Loan Party.
    No Conflict. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders and the Senior Notes), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party.
    Governmental Consents. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.
    Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each Loan Party and are the legally valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.
    Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
    Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

Section 4.     ACKNOWLEDGEMENT AND CONSENT

Each Borrower is a party to the Pledge Agreement and certain of the Collateral Documents, as amended through the First Amendment Effective Date, pursuant to which each Borrower has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Each Subsidiary Guarantor is a party to the Pledge Agreement, the Subsidiary Guaranty and certain of the Collateral Documents, in each case as amended through the First Amendment Effective Date, pursuant to which each Subsidiary Guarantor has (i) guarantied the Obligations and (ii)  created Liens in favor of Administrative Agent on certain Collateral and pledged certain Collateral to Administrative Agent to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty. Each Borrower and Subsidiary Guarantor are collectively referred to herein as the "Credit Support Parties", and the Pledge Agreement and the Subsidiary Guaranty are collectively referred to herein as the "Credit Support Documents".

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of each Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Each Credit Support Party (other than the Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

Section 5.     MISCELLANEOUS

    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
      On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.
      Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
      The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.
    Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrowers.
    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

LA QUINTA CORPORATION

By: _/s/ David L. Rea_____________

Name: David L. Rea
Title: Executive Vice President &
Chief Financial Officer

LA QUINTA PROPERTIES, INC.

By: _/s/ David L. Rea_____________

Name: David L. Rea
Title: Executive Vice President &
Chief Financial Officer

CREDIT SUPPORT PARTIES:

MEDITRUST HEALTHCARE CORPORATION

MEDITRUST MORTGAGE INVESTMENTS, INC.

MEDITRUST FINANCIAL SERVICES CORPORATION

By: _/s/ David L. Rea_____________

On behalf of each of the entities immediately preceding this signature block (for the purposes of Section 4 only), as a Credit Support Party

Name: David L. Rea
Title: Chief Financial Officer and Treasurer

MEDITRUST TRS, INC.

LA QUINTA TRS, INC.

LA QUINTA TRS II, INC.

LA QUINTA TRS III, INC.

LA QUINTA TRS IV, INC.

By: _/s/ Francis W. Cash________

On behalf of each of the entities immediately preceding this signature block (for the purposes of Section 4 only), as a Credit Support Party

Name: Francis W. Cash

Title: President

LA QUINTA REALTY CORP.

LQI ACQUISITION CORPORATION

LA QUINTA INVESTMENTS, INC.

LA QUINTA LEASING COMPANY

LA QUINTA INNS, INC.

MOC HOLDING COMPANY

By: _/s/ David L. Rea_____________

On behalf of each of the entities immediately preceding this signature block (for the purposes of Section 4 only), as a Credit Support Party

Name: David L. Rea
Title: Executive Vice President &
Chief Financial Officer

LA QUINTA FRANCHISE, LLC

LA QUINTA WORLDWIDE, LLC

By: _/s/ David L. Rea_____________

On behalf of each of the entities immediately preceding this signature block (for the purposes of Section 4 only), as a Credit Support Party

Name: David L. Rea
Title: Manager, President and Treasurer

LA QUINTA TEXAS PROPERTIES, L.P. (for the purposes of Section 4 only), as a Credit Support Party

By: LA QUINTA REALTY CORP.

By: _/s/ David L. Rea______

Name: David L. Rea

Title: Executive Vice President,
Chief Financial Officer &
Treasurer

LQ INVESTMENTS I

LQ INVESTMENTS II

LQ - EAST IRVINE JOINT VENTURE

On behalf of each of the entities immediately preceding this signature block (for the purposes of Section 4 only), as a Credit Support Party

By: LA QUINTA PROPERTIES, INC., as Partner

By: _/s/ David L. Rea______

Name: David L. Rea

Title: Executive Vice President and Chief Financial Officer

LQC LEASING, LLC

LA QUINTA LODGING INVESTMENTS, LLC

On behalf of each of the entities immediately preceding this signature block (for the purposes of Section 4 only), as a Credit Support Party

By: LA QUINTA PROPERTIES, INC., as Sole Member

By: _/s/ David L. Rea______

Name: David L. Rea

Title: Executive Vice President and Chief Financial Officer

LQ - LNL, L.P.

LQ BATON ROUGE JOINT VENTURE

LA QUINTA DENVER - PEORIA STREET LTD.

LA QUINTA DEVELOPMENT PARTNERS, L.P.

On behalf of each of the entities immediately preceding this signature block (for the purposes of Section 4 only), as a Credit Support Party

By: LA QUINTA PROPERTIES, INC., as General Partner

By: _/s/ David L. Rea______

Name: David L. Rea

Title: Executive Vice President

and Chief Financial Officer

MT LIMITED I LLC

MEDITRUST ACQUISITION COMPANY LLC

MEDITRUST ACQUISITION COMPANY II LLC

MT GENERAL LLC

By: MEDITRUST HEALTHCARE CORPORATION, as Manager

By: _/s/ David L. Rea______

Name: David L. Rea

Title: Chief Financial Officer &
Treasurer

LQM OPERATING PARTNERS, L.P.

By: LA QUINTA REALTY CORP., its General Partner

On behalf of each of the entities immediately preceding this signature block (for the purposes of Section 4 only), as a Credit Support Party

By: _/s/ David L. Rea______

Name: David L. Rea

Title: Executive Vice President,
Chief Financial Officer & Treasurer

TELEMATRIX, INC. (for the purposes of Section 4 only), as a Credit Support Party

By: _/s/ David L. Rea_____________

Name: David L. Rea

Title: Assistant Treasurer

T AND F PROPERTIES, LP (for the purposes of Section 4 only), as a Credit Support Party

By: MT GENERAL LLC, as General Partner

By: MEDITRUST HEALTHCARE CORPORATION, its Manager

By: _/s/ David L. Rea__ Name: David L. Rea

Title: Chief Financial Officer and Treasurer

MEDITRUST MANAGEMENT COMPANY (for the purposes of Section 4 only), as a Credit Support Party

By: MEDITRUST HEALTHCARE CORPORATION, its Trustee

By: _/s/ David L. Rea______

Name: David L. Rea

Title: Executive Vice President,
Chief Financial Officer and Treasurer

LQ - WB, LLC (for the purposes of Section 4 only), as a Credit Support Party

By: LA QUINTA LEASING COMPANY, a Manager

By: _/s/ David L. Rea_____________

Name: David L. Rea

Title: Executive Vice President, Chief Financial Officer and Treasurer

TELEMATRIX EQUIPMENT LLC (for the purposes of Section 4 only), as a Credit Support Party

By: LA QUINTA LEASING COMPANY, a Manager

By: _/s/ David L. Rea_____________

Name: David L. Rea

Title: Executive Vice President , Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT:

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent

By: _/s/ Dean J. Decker_____________

Dean J. Decker

Managing Director

CIBC World Markets Corp., AS AGENT

Notice Address:

CANADIAN IMPERIAL BANK OF COMMERCE
425 Lexington Avenue
New York, New York 10017
Attn.: Agency Services Dept.
Facsimile No.: (212) 856-3799

With a Copy to:

CIBC WORLD MARKETS CORP.

10880 Wilshire Boulevard, Suite 1700

Los Angeles, California 90024

LENDERS:

CIBC, INC., as a Lender

By: _/s/ Dean J. Decker_____________

Dean J. Decker

Managing Director

CIBC World Markets Corp., AS AGENT

Notice Address:

CIBC, INC.

425 Lexington Avenue

New York, New York 10017

Attn.: Agency Services Dept.

Facsimile No.: (212) 856-3799

With a Copy to:

CIBC WORLD MARKETS CORP.
10880 Wilshire Boulevard, Suite 1700
Los Angeles, California 90024

FLEET NATIONAL BANK, as a Lender

By: _/s/ Mark R. Luster_____________

Name: Mark R. Luster

Title: Vice President

Notice Address:

Fleet National Bank
Mark R. Luster
Vice President
777 Main Street
Hartford, CN 06115
Mail Stop: CTEH40224E

LEHMAN COMMERCIAL PAPER INC.

By: _/s/ Michele Swanson____________

Name: ___ Michele Swanson________

Title: ____Authorized Signatory_____

JPMorgan Chase Bank, as a Lender

By: _/s/ John F. Mix____________

Name: ___ John F. Mix ________

Title: ____Vice-President _____

CREDIT LYONNAIS New York Branch, as a Lender

By: _/s/ Bruno DeFloor__________ __

Name: ___ Bruno DeFloor _____ __

Title: ____Vice President__ __

ELF Funding Trust I

By: Highland Capital Management, L.P. , As Collateral Manager

By: _/s/ Louis Koven __________ __

Name: Louis Koven___ _____ __

Title: Executive Vice President-CFO

Highland Capital Management, L.P.___

EMERALD ORCHARD LIMITED

By: _/s/Stacey Malek __________ __

Name: Stacey Malek___ _____ __

Title: Attorney in Fact____ __ __

Pamco Cayman, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: _/s/ Louis Koven __________ __

Name: Louis Koven___ _____ __

Title: Executive Vice President-CFO

Highland Capital Management, L.P.___

GLENEAGLES TRADING LLC

By: _/s/ Ann E. Morris __________ __

Name: Ann E. Morris___ _____ __

Title: Assistant Vice President____ _

Highland Loan Funding V Ltd

By: Highland Capital Management, L.P., As Collateral Manager

By: _/s/Louis Koven __________ __

Name: Louis Koven___ _____ __

Title: Executive Vice President-CFO

Highland Capital Management, L.P.___

SRV-HIGHLAND, INC.

By: _/s/ Ann E. Morris __________ __

Name: Ann E. Morris___ _____ __

Title: Assistant Vice President____ __

KZH HIGHLAND-2 LLC, as a Lender

By: _/s/ Virginia Conway __________

Name: Virginia Conway___ _____ __

Title: Authorized Agent____ __

KZH PAMCO, as a Lender

By: _/s/Virginia Conway ______

Name: Virginia Conway__ _____ __

Title: Authorized Agent____ __

BLUE SQUARE FUNDING SERIES 3

By: Bankers Trust Company,

as Trustee

By: _/s/ Susan Anderson __________ __

Name: Susan Anderson___ _____ __

Title: Assistant Vice President____ __

CSAM FUNDING 1, as a Lender

By: _/s/ David H. Lerner _________ __

Name: David H. Lerner___ _____ __

Title: Autorized Signatory____ _

FIRST DOMINION FUNDING 1, as a Lender

By: _/s/ David H. Lerner __________ __

Name: David H. Lerner___ _____ __

Title: Authorized Signatory____ __

FIRST DOMINION FUNDING II, as a Lender

By: _/s/ David H. Lerner __________ __

Name: David H. Lerner___ _____ __

Title: Authorized Signatory____ __

HAMILTON CDO,LTD

By: Stanfield Capital Partners LLC

As its Collateral Manager

By: _/s/ Gregory L. Smith __________

Name: Gregory L. Smith___ _____ __

Title: Partner ____ __

STANFIELD ARBITAGE CDO, Ltd.

By: Stanfield Capital Partners, LLC

As its Collateral Manager

By: _/s/ Gregory L. Smith __________

Name: Gregory L. Smith___ _

Title: Partner ____ __

STANFIELD CLO Ltd.

By: Stanfield Capital Parnters LLC

As its Collateral Manager

By: _/s/ Gregory L. Smith __________

Name: Gregory L. Smith ___ _____ __

Title: Partner ____ __

STANFIELD/RMF TRANSATLANTIC CDO Ltd.

By: Stanfield Capital Partners LLC

As its Collateral Manager

By: _/s/Gregory L. Smith __________

Name: Gregory L. Smith ___ _

Title: Partner ____ __

Windsor Loan Funding, Limited

By: Stanfield Capital Partners LLC

As its Investment Manager

By: _/s/ Gregory L. Smith __________

Name: Gregory L. Smith___ _

Title: Partner ____ __

ARES Leveraged Investment Fund II, L.P.

By: ARES Management II, L.P.

Its: General Partner

By: _/s/ Seth J. Brufsky __________ __

Name: Seth J. Brufsky ___ _____ __

Title: Vice President ____ __

ARES III CLO Ltd.

By: ARES CLO Management LLC

By: _/s/ Seth J. Brufsky __________ __

Name: Seth J. Brufsky___ _____ __

Title: Vice President ____ __

ARES IV CLO Ltd.

By: Ares CLO Management IV, L.P.,

Investment Manager

By: Ares CLO GP IV, LLC

Its Managing Member

By: _/s/Seth J. Brufsky __________ __

Name: Seth J. Brufsky___ _____ __

Title: Vice President ____ __

ARES V CLO Ltd.

By: ARES CLO Management V, LP,

Investment Manager

By ARES CLO GP V, LLC,

Its Managing Member

By: _/s/ Seth J. Brufsky __________ __

Name: Seth J. Brufsky___ _____ __

Title: Vice President ____ __

LONG LANE MASTER TRUST IV,

as a Lender

By: Fleet National Bank as Trust

Administrator

By: _/s/ Darcey F. Bartel __________

Name: Darcey F. Bartel___ _____ __

Title: Vice President ____ __

FRANKLIN CLO II, LIMITED

as a Lender

By: _/s/ Richard D'Addario _________

Name: Richard D'Addario ___ __

Title: Vice President ____ __

FRANKLIN FLOATING RATE MASTER

SERIES, as a Lender

By: _/s/ Richard D'Addario __________

Name: Richard D'Addario ___ __

Title: Vice President ____ __

Fidelity Advisor Series II:

Fidelity Advisor Floating Rate High

Income (as a Lender)

By: _/s/ John Costello __________ __

Name: John Costello___ _____ __

Title: Assistant Treasurer ____ __

Ballyrock CDO I Limited

BY: BALLYROCK Investment Advisors LLC, as Collateral Manager

By: _/s/ Lisa Rymut __________ __

Name: Lisa Rymut___ _____ __

Title: Assistant Treasurer ____ __

BEAR STEARNS INVESTMENT

PRODUCTS INC, as a Lender

By: _/s/ Keith C. Barnish __________

Name: Keith C. Barnish___ _____ __

Title: Authorized Signatory __

GOLDMAN SACHS CREDIT

PARTNERS L.P. as a Lender

By: _/s/ Robert S. Fanelli ___________

Name: Robert S. Fanelli___ _____ __

Title: Authorized Signatory____ __

BANK OF MONTREAL

By: _/s/ S. Valia __________ __

Name: S. Valia___ _____ __

Title: MD ____ __

SIERRA CLO I as a Lender

By: _/s/ John M. Casparian _________

Name: John M. Casparian ____ __

Title: Chief Operating Officer ____ Centre Pacific, Manager __

SRF TRADING, INC.

By: _/s/Ann E. Morris ____________

Name: Ann E. Morris___ _____ __

Title: Assistant Vice President __

SRF 2000 LLC

By: _/s/ Ann E. Morris __________ __

Name: Ann E. Morris___ _____ __

Title: Assistant Vice President __

Stein Roe & Farnharn CLO I Ltd.

By: Stein Roe & Farnharn Incorporated As Portfolio Manager

By: _/s/ James R. Fellows ___________

Name: James R. Fellows___ ___ __

Title: Sr. Vice President & Portfolio Manager ____ __

Stein Roe Floating Rate Limited

Liability Company

By: _/s/ James R. Fellows ___________

Name: James R. Fellows___ ___ __

Title: Stein Roe & Farnham Incorporated, as Advisor to the Stein Roe Floating Rate Limited Liability Company ____ __

NORMURA BOND & LOAN FUND

By: UFJ Trust Company of New York as Trustee

By: Nomura Corporate Research and Asset Management Inc. Attorney in Fact

By: _/s/ Elizabeth Maclean ___________

Name: Elizabeth Maclean___ ___

Title: Vice President __ __ __